                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): April 20, 2004



                            W-H ENERGY SERVICES, INC.

             (Exact Name of Registrant as Specified in Its Charter)

                                     TEXAS

                 (State or Other Jurisdiction of Incorporation)


        000-31346                                             76-0281502
(Commission File Number)                                     (IRS Employer
                                                          Identification No.)



    10370 RICHMOND AVENUE, SUITE 990
               HOUSTON, TX                                       77042
(Address of Principal Executive Offices)                      (Zip Code)



                                 (713) 974-9071
              (Registrant's Telephone Number, Including Area Code)



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.   Other Events

         On April 20, 2004, W-H Energy Services, Inc. (the "Company") issued a press release with respect to the disposition of Well Safe, Inc., formerly a consolidated subsidiary of the Company. The press release is attached hereto as
Exhibit 99.1.



Item 7(c).   Exhibits.

EXHIBIT
NUMBER                             DESCRIPTION
-------                            -----------

99.1       W-H Energy Services, Inc. press release dated April 20, 2004.



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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      W-H ENERGY SERVICES, INC.



Date: April 20, 2004                  By: /s/ Ernesto Bautista, III
                                      ---------------------------------------
                                      Name:  Ernesto Bautista, III
                                      Title: Vice President and
                                             Corporate Controller